Exhibit 99.1

Long Beach Mortgage Loan Trust 2005-3
Marketing Materials

$915,349,000
(+/-10% Approximate)

Long Beach Securities Corp.
Depositor

Long Beach Mortgage Company
Seller and Master Servicer

Preliminary Term Sheet	Date Prepared: August 22, 2005

$915,349,000

(+/- 10% Approximate)

Long Beach Mortgage Loan Trust 2005-3

	Principal	WAL (Years)	Payment Window
Expected Rating
					Assumed Final	Certificate
Class(1,2,3)	Balance($)	Call/Mat(4)	Call/Mat(4)	Moody’s/S&P/Fitch/DBRS	Distribution Date Date	Type
I-A	Not Offered Herein				September 2035	Floating RateSenior
II-A1	319,079,000	1.00 / 1.00	1-22 / 1-22	Aaa/AAA/AAA/AAA	September 2035	Floating Rate Senior
II-A2	324,348,000	3.00 / 3.00	22-72 / 22-75	Aaa/AAA/AAA/AAA	September 2035	Floating Rate Senior
II-A3	48,860,000	5.97 / 8.33	72-72 / 75-157	Aaa/AAA/AAA/AAA	September 2035	Floating Rate Senior
M-1	41,251,000	4.33 / 4.71	42-72 / 42-124	Aa1/AA+/ AA+/AA (high)	September 2035	Floating Rate Subordinate
M-2	38,959,000	4.27 / 4.62	40-72 / 40-117	Aa2/AA/AA/AA	September 2035	Floating Rate Subordinate
M-3	26,737,000	4.24 / 4.56	39-72 / 39-110	Aa3/AA-/ AA-/ AA (low)	September 2035	Floating Rate Subordinate
M-4	19,862,000	4.21 / 4.51	39-72 / 39-105	A1/A+/ A+/ A (high)	September 2035	Floating Rate Subordinate
M-5	18,334,000	4.20 / 4.46	38-72 / 38-100	A2/A/ A/ A	September 2035	Floating Rate Subordinate
M-6	15,278,000	4.18 / 4.40	38-72 / 38-94	A3/A-/ A-/ A (low)	September 2035	Floating Rate Subordinate
M-7	15,278,000	4.18 / 4.34	38-72 / 38-88	Baa1/BBB+/BBB+/BBB (high)	September 2035	Floating Rate Subordinate
M-8	12,223,000	4.16 / 4.24	37-72 / 37-81	Baa2/BBB/BBB/BBB	September 2035	Floating Rate Subordinate
M-9	11,459,000	4.11 / 4.11	37-72 / 37-74	Baa3/BBB-/BBB-/BBB (low)	September 2035	Floating Rate Subordinate
M-10	15,278,000	3.81 / 3.81	37-65 / 37-65	Ba1/BBB-/NR/NR	September 2035	Floating Rate Subordinate
M-11	8,403,000	3.17 / 3.17	37-46 / 37-46	NR/BBB-/NR/NR	September 2035	Floating Rate Subordinate
Total	915,349,000

(1)     The Class I-A Certificates will be backed primarily by the Group I Mortgage Loans. The Class II-A1, Class II-A2 and Class II-A3 Certificates will be backed primarily by the Group II Mortgage Loans. The Class M Certificates (as defined herein) will be backed by the cash flows from the Mortgage Loans.   The principal balance of each class of the Certificates is subject to a 10% variance.

(2)     The Certificates are priced to a 10% Clean-up Call.  The margin on the Class I-A, Class II-A1, Class II-A2 and Class II-A3 Certificates will be equal to 2.0x the original margin on the first Distribution Date after the 10% Clean-up Call may first be exercised.  The margin on each of the Class M Certificates will be equal to 1.5x the original margin on the first Distribution Date after which the 10% Clean-up Call may first be exercised.

(3)     See related Net WAC Rate herein.

(4)     See “Pricing Prepayment Speed” herein.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Depositor: Long Beach Securities Corp.

Seller and Master Servicer: Long Beach Mortgage Company.

Trust: Long Beach Mortgage Loan Trust 2005-3.

Sub-Servicer: Washington Mutual Bank.

Servicing Fee: 0.50% per annum.

Co-Lead Managers: Lehman Brothers Inc. and WaMu Capital Corp.

Co-Managers: Credit Suisse First Boston LLC and Deutsche Bank

Trustee: Deutsche Bank National Trust Company.

Trustee Fee:   Compensation to the Trustee will consist of interest earned on amounts in the distribution account prior to any Distribution Date.

Swap Counterparty: Credit Suisse First Boston International

Group I Certificates: The Class I-A Certificates.

Group II Certificates: The Class II-A1, Class II-A2 and Class II-A3 Certificates.

Class A Certificates: The Group I Certificates and the Group II Certificates.

Class M Certificates:   The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 , Class M-9, Class M-10 and Class M-11Certificates.

Certificates: The Class A Certificates and the Class M Certificates.

Federal Tax Status: The Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration: The Certificates will be available in book-entry form through DTC and, upon request, through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date: August 1, 2005.

Expected Pricing Date: On or about August 24, 2005.

Expected Closing Date: On or about September 7, 2005.

Expected Settlement Date: On or about September 7, 2005.

Distribution Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in September 2005.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Due Period:  With respect to any Distribution Date, the period commencing on the 2nd business day of the month preceding the month in which the Distribution Date occurs and ending on the 1st day of the month in which such Distribution Date occurs.

Prepayment Period: With respect to any Distribution Date, (i) the period commencing on the 15th day of the month preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, the Cut-off Date) and ending on the 14th day of the month in which such Distribution Date occurs, for purposes of prepayments in full; and (ii) the calendar month immediately preceding the month in which the Distribution Date occurs, for any other purpose.

Accrued Interest: The price to be paid by investors for the Certificates will not include accrued interest (settling flat).

Interest Accrual Period: With respect to each Distribution Date, the period commencing on the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility: The Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.

SMMEA Eligibility: The Class A, Class M-1, Class M-2 and Class M-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  None of the other Certificates is expected to be SMMEA eligible.

Clean-up Call: The terms of the transaction will allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates, which may be exercised by the Master Servicer on the Distribution Date following the determination date in which the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed: The Certificates will be priced based on the following collateral prepayment assumptions:

 FRM Loans: 115% PPC   (100% PPC: 4% - 20% CPR over 12 months, 20% CPR thereafter

 ARM Loans: 4% - 28% CPR over 12 months and 28% CPR from months 12 to 24 and then 55% CPR from months 25 to 28 and 35% CPR at month 29 and thereafter.

Mortgage Loans: The Mortgage Loans will consist of a pool of fixed-rate and adjustable-rate, one- to four-family, first lien residential mortgage loans.  The description of the Mortgage Loans is on the basis of their scheduled principal balances as of the Cut-off Date.  As of the Cut-off Date, the Mortgage Loans have an aggregate scheduled principal balance of approximately $1,527,818,783 of which: (i) approximately $712,403,304 consist of a pool of conforming balance, first lien, fixed-rate and adjustable-rate mortgage loans (the “Group I Mortgage Loans”) and (ii) approximately $815,415,479 consist of a pool of conforming and non-conforming balance, first lien, fixed-rate and adjustable-rate mortgage loans (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

 Approximately 61.71% of the Mortgage Loans are 40-Year Mortgage Loans, approximately 57.00% of the Group I Mortgage Loans are 40-Year Mortgage Loans, and approximately 65.83% of the Group II Mortgage Loans are 40-Year Mortgage Loans.

40-Year Mortgage Loans:  Mortgage Loans with an original term to maturity equal to 480 months.

Adjusted Net MortgageRate: With respect to any Mortgage Loan, the mortgage rate for such Mortgage Loan less the servicing fee rate.

Adjusted Net Maximum Mortgage Rate: With respect to any Mortgage Loan, the maximum mortgage rate for such Mortgage Loan (or the mortgage rate for such Mortgage Loan, if such Mortgage Loan has a fixed rate) less the servicing fee rate.

Pass-Through Rate: With respect to each Class of Certificates on any Distribution Date, a per annum rate equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Rate.

Formula Rate: With respect to each Class of Certificates, a per annum rate equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) the related Maximum Cap.

Group I Net WAC Rate:   With respect to any Distribution Date, a per annum rate equal to (A) the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans less (B) the annualized percentage equivalent of a fraction, (i) the numerator which is equal to the sum of (a) any net swap payment (including any Swap Termination Payment other than those triggered by a Swap Counterparty trigger event) made to the Swap Counterparty in each case allocable to the Group I Mortgage Loans, and (b) the Coupon Strip, in each case allocable to the Group I Mortgage Loans and (ii) the denominator of which is the aggregate stated principal balance of the Group I Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group II Net  WAC Rate: With respect to any Distribution Date, a per annum rate equal to (A) the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans less (B) the annualized percentage equivalent of a fraction, (i) the numerator which is equal to the sum of (a) any net swap payment (including any Swap Termination Payment other than those triggered by a Swap Counterparty trigger event) made to the Swap Counterparty in each case allocable to the Group II Mortgage Loans, and (b) the Coupon Strip, in each case allocable to the Group II Mortgage Loans and (ii) the denominator of which is the aggregate stated principal balance of the Group II Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Subordinate Net WAC Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the principal balance of the related Class A Certificates), of (i) the Group I Net WAC Rate and (ii) the Group II Net WAC Rate (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group IMaximum Cap Rate: With respect to the Group I Certificates, a per annum rate equal to the product of (A) the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans and (B) the quotient (i) the numerator of which is aggregate stated principal balance of the Mortgage Loans and (ii) the denominator of which is the aggregate principal balance of the Certificates, plus the annualized percentage equivalent of a fraction, (X) the numerator of which is equal to (i) any net swap payment received from the Swap Counterpartany less any net swap payment (including any Swap Termination Payment other than those triggered by a Swap Counterparty trigger event) made to the Swap Counterparty less (ii) the Coupon Strip and  (Y) the denominator of which is the aggregate principal balance of the Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group II Maximum Cap Rate: With respect to the Group II Certificates, a per annum rate equal to the product of (A) the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans and (B) the quotient (i) the numerator of which is aggregate stated principal balance of the Mortgage Loans and (ii) the denominator of which is the aggregate balance of the Certificates, plus the annualized percentage equivalent of a fraction, (X) the numerator  of which is equal to (i) any net swap payment received from the Swap Counterparty less any net swap payment (including any Swap Termination Payment other than those triggered by a Swap Counterparty trigger event) made to the Swap Counterparty less (ii) the Coupon Strip (Y) the denominator of which is the aggregate principal balance of the Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Subordinate Maximum Cap Rate: With respect to the Class M Certificates, a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the principal balance of the related Class A Certificates) of the Group I Maximum Cap Rate and the Group II Maximum Cap Rate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Net WAC Rate Carryover Amount:   With respect to any Class of Certificates on any Distribution Date on which the Pass-Through Rate for such Class of Certificates is limited by the related Net WAC Rate, an amount equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate.  Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Group I Interest Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (a) the portion of available funds (net of the product of (i) the Servicing Fee and (ii) the aggregate stated principal balance of the Group I Mortgage Loans) attributable to interest received or advanced with respect to the Group I Mortgage Loans and (b) compensating interest paid by the Master Servicer with respect to the Group I Mortgage Loans.

Group II Interest Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (a) the portion of available funds (net of the product of (i) the Servicing Fee and (ii) the aggregate stated principal balance of the Group II Mortgage Loans) attributable to interest received or advanced with respect to the Group II Mortgage Loans and (b) compensating interest paid by the Master Servicer with respect to the Group II Mortgage Loans.

Coupon Strip: If on the 85th Distribution Date or any Distribution Date thereafter where the aggregate principal balance of the 40-Year Mortgage Loans is equal to or greater than a specified amount for each Distribution Date, an amount equal to approximately [0.50]% of the aggregate principal balance of the Mortgage Loans.

The Coupon Strip will be placed into a reserve fund (the “Coupon Strip Reserve Fund”) and will be available if needed to make a payment to certificateholders on the 360th Distribution Date. Amounts in the Coupon Strip Reserve Fund will be reinvested in eligible investments.

Group I Allocation Percentage: With respect to any Distribution Date, the principal remittance amount for the Group I Mortgage Loans divided by the aggregate principal remittance amount for the Mortgage Loans.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Group II Allocation Percentage: With respect to any Distribution Date, the principal remittance amount for the Group II Mortgage Loans divided by the aggregate principal remittance amount for the Mortgage Loans.

Group I and Group II Principal Distribution Amounts: With respect to any Distribution Date, an amount determined by multiplying the related Group I Allocation Percentage or Group II Allocation Percentage by the aggregate principal remittance amount for the Mortgage Loans.

Group I Senior Principal Distribution Amounts: With respect to any Distribution Date, an amount equal to the lesser of (I) the aggregate principal balance of the Group I Certificates immediately prior to such Distribution Date and (II) the excess of (x) the aggregate principal balance of the Group I Certificates immediately prior to such Distribution over (y) the lesser of (A) the product of (i) approximately 69.80% and (ii) the aggregate stated principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate stated principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus 0.50% of the aggregate stated principal balance of the Group I Mortgage Loans as of the Cut-off Date.

Group II Senior  Principal Distribution Amounts: With respect to any Distribution Date, an amount equal to the lesser of (I) the aggregate principal balance of the Group II Certificates immediately prior to such Distribution Date and (II) the excess of (x) the aggregate principal balance of the Group II Certificates immediately prior to such Distribution over (y) the lesser of (A) the product of (i) approximately 69.80% and (ii) the aggregate state principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate stated principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus 0.50% of the aggregate stated principal balance of the Group II Mortgage Loans as of the Cut-off Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Overcollateralization Target Amount: With respect to any Distribution Date:

(i) prior to the Stepdown Date, 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date; and,

(ii)  on or after the Stepdown Date,  the greater of:

  (a) the lesser of (x) 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date and (y) 1.00% of the current aggregate stated principal balance of the Mortgage Loans;

  (b) 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date (the “OC Floor”); provided however, that on any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount as of the preceding Distribution Date.

Stepdown Date: The earlier to occur of:

(i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and,

(ii)  the later to occur of

(x)the Distribution Date occurring in September 2008 and

(y)the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 30.20%.

Credit Enhancement: Consists of the following:

1) Excess Cashflow;

2) Overcollateralized Amount; and,

3) Subordination.

Excess Cashflow: With respect to any Distribution Date, an amount equal to the available funds remaining after priorities (I) and (II) under “Priority of Distributions.”

Overcollateralized Amount: With respect to any Distribution Date, the excess of the aggregate stated principal balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the aggregate principal balance of the Certificates (assuming that 100% of the aggregate principal remittance amount is applied as a principal payment on such Distribution Date).  On the Closing Date, the Overcollateralized Amount will be fully funded at approximately 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the Overcollateralized Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be distributed to the Certificates as described below to build the Overcollateralized Amount until the Overcollateralization Target Amount is reached.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Credit Enhancement Percentage: With respect to any Distribution Date an amount equal to (i) the sum of (a) the aggregate principal balance of the Class M Certificates and (b) the Overcollateralized Amount divided by (ii) the aggregate stated principal balance of the Mortgage Loans.

Delinquency Trigger Event: With respect to any Distribution Date on or after the Stepdown Date, if the 60+ delinquency percentage exceeds [30.00]% of the Credit Enhancement Percentage.

Loss Trigger Event: With respect to any Distribution Date on or after the Stepdown Date, if the cumulative Realized Losses on the Mortgage Loans as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

Distribution Date	Cumulative Realized Loss Percentage
Sept 2008 to Aug 2009	[ ]% for the first month, plus an additional 1/12th of [ ]% for each month thereafter
Sept 2009 to Aug 2010	[ ]% for the first month, plus an additional 1/12th of [ ]% for each month thereafter
Sept 2010 to Aug 2011	[ ]% for the first month, plus an additional 1/12th of [ ]% for each month thereafter
Sept 2011 and thereafter	[ ]%

Trigger Event: With respect to any Distribution Date if either a Loss Trigger Event or a Delinquency Trigger Event is in effect on such Distribution Date.

Credit Support:

Initial Credit Enhancement Percentage		Target Credit Enhancement Percentage On and After Stepdown Date
Class	Percent	Class	Percent
A	15.10%	A	30.20%
M-1	12.40%	M-1	24.80%
M-2	9.85%	M-2	19.70%
M-3	8.10%	M-3	16.20%
M-4	6.80%	M-4	13.60%
M-5	5.60%	M-5	11.20%
M-6	4.60%	M-6	9.20%
M-7	3.60%	M-7	7.20%
M-8	2.80%	M-8	5.60%
M-9	2.05%	M-9	4.10%
M-10	1.05%	M-10	2.10%
M-11	0.50%	M-11	1.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Realized Losses: If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will be absorbed first, by the Excess Cashflow and second by a reduction of the Overcollateralized Amount.  Following the reduction of the Overcollateralized Amount to zero, all remaining Realized Losses will be applied to reduce the principal balance of the Class M Certificates in reverse sequential order, first to the Class M-11 Certificates, second to the Class M-10 Certificates, third to the Class M-9 Certificates, fourth to the Class M-8 Certificates, fifth to the Class M-7 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5 Certificates, eighth to the Class M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates and  eleventh to the Class M-1 Certificates.

Swap Agreement: On the Closing Date, the Trust will enter into an agreement with the Swap Counterparty pursuant to which on each Distribution Date, the Trust will be obligated to pay the Swap Counterparty an amount equal to 4.394% (per annum) on the swap notional amount based upon a 30/360 day count convention and the Trust will be entitled to receive from the Swap Counterparty an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the swap notional amount accrued during the related swap accrual period based upon an actual/360 day count convention, until the swap is retired.  Only the net amount of the two obligations above will be paid by the appropriate party.  To the extent that the Trust is obliged to make a payment to the Swap Counterparty on a Distribution Date, amounts otherwise available to certificateholders will be applied to make such payment.  To the extent that the Swap Counterparty is obliged to make a swap payment to the Trust, any swap payment will be deposited in a swap account (the “Swap Account”) and used as follows:

1)       To pay the Swap Counterparty, any net swap payment owed to the Swap Counterparty pursuant to the Swap Agreement for such Distribution Date;

2)       To pay the Swap Counterparty, any unpaid Swap Termination Payment not due to a Swap Counterparty trigger event owed to the Swap Counterparty pursuant to the Swap Agreement;

3)       Any remaining amounts after (1) and (2) above, will be distributed as follows:

a)       If the NIM Notes (not offered hereby) are outstanding, according to the Monthly Excess Cashflow priorities (III)(ii) through (III)(xv).

b)       If the NIM Notes are not outstanding, according to the Monthly Excess Cashflow priorities (III)(ii) through (III)(xiv).

Any remaining swap payments received by the Trust from the Swap Counterparty after payment priority (3)(b) above will reside in the Swap Account and will be distributed according to (3)(b) for future Distribution Dates.  Swap payments received by the Trust from the Swap Counterparty will not be released to the Class R Certificates (not offered hereby).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Upon early termination of the Swap Agreement, the Trust or the Swap Counterparty may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to certificateholders.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Swap Schedule

Distribution Date	Notional Swap Balance ($)	Distribution Date	Notional Swap Balance ($)
1	0	31	208,501,685
2	1,472,692,902	32	193,570,287
3	1,426,656,706	33	181,180,826
4	1,382,027,410	34	170,830,002
5	1,338,761,497	35	161,063,391
6	1,296,818,986	36	151,850,126
7	1,256,158,204	37	142,817,986
8	1,216,741,650	38	134,412,905
9	1,178,531,421	39	126,565,549
10	1,141,489,848	40	119,335,744
11	1,105,582,761	41	112,581,599
12	1,070,774,905	42	106,200,397
13	1,037,033,849	43	100,173,997
14	1,004,326,069	44	94,488,197
15	972,620,847	45	89,123,561
16	941,887,661	46	84,062,901
17	912,097,482	47	79,289,379
18	883,220,805	48	74,786,651
19	855,230,261	49	70,539,230
20	828,099,299	50	66,533,650
21	801,801,530	51	62,755,625
22	776,312,027	52	59,192,832
23	751,605,361	53	55,833,285
24	702,653,492	54	52,664,971
25	439,602,910	55	49,677,614
26	370,074,070	56	46,861,054
27	313,550,993	57	44,205,341
28	277,005,243	58	41,701,665
29	249,066,281	59	39,341,215
30	226,685,250	60	37,116,264

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Priority of Distributions:

I.            Interest Distribution: Group I and Group II Interest Distribution Amounts will be distributed as follows:

i)         To pay the Swap Counterparty, any net swap payment or any Swap Termination Payment (not due to a Swap Counterparty trigger event) owed to the Swap Counterparty pursuant to the Swap Agreement;

ii)       To pay the Coupon Strip, if applicable;

iii)      Pro-rata to the Class A Certificates generally from the related loan group, plus any unpaid interest;

iv)      To the Class M-1 Certificates current interest;

v)       To the Class M-2 Certificates current interest;

vi)      To the Class M-3 Certificates current interest;

vii)    To the Class M-4 Certificates current interest;

viii)   To the Class M-5 Certificates current interest;

ix)      To the Class M-6 Certificates current interest;

x)       To the Class M-7 Certificates current interest;

xi)      To the Class M-8 Certificates current interest;

xii)    To the Class M-9 Certificates current interest;

xiii)   To the Class M-10 Certificates current interest;

xiv)   To the Class M-11 Certificates current interest;

xv)    Any interest distribution amounts remaining undistributed following (i) through (xiv) above will be distributed as Monthly Excess Cashflow for such Distribution Date.

II.            Principal Distribution:

(A) On each Distribution Date prior to the Stepdown Date, or if a Trigger Event is in effect:

i)         To pay the Swap Counterparty, any net swap payment or any Swap Termination Payment (not due to a Swap Counterparty trigger event) owed to the Swap Counterparty pursuant to the Swap Agreement, to the extent not paid in (I)(i) above;

ii)       To pay the Coupon Strip, if applicable, to the extent not paid in (I)(ii) above;

iii)      An amount equal to the Group I Principal Distribution Amount will be distributed to the Group I Certificates, until the Group I Certificates have been reduced to zero;

iv)      An amount equal to the Group II Principal Distribution Amount will be will be distributed to the Class II-A1, Class II-A2 and Class II-A3 Certificates, sequentially in that order, until the principal balance thereof has been reduced to zero;

v)       Any remaining Group I Principal Distribution Amounts will be distributed to the Class II-A1, Class II-A2 and Class II-A3 Certificates, sequentially in that order, until the principal balance thereof has been reduced to zero.

vi)      Any remaining Group II Principal Distribution Amounts will be distributed to the Group I Certificates until the Group I Certificates have been reduced to zero;

vii)    To the M-1 Certificates until the principal balance thereof is reduced to zero;

viii)   To the M-2 Certificates until the principal balance thereof is reduced to zero;

ix)      To the M-3 Certificates until the principal balance thereof is reduced to zero;

x)       To the M-4 Certificates until the principal balance thereof is reduced to zero;

xi)      To the M-5 Certificates until the principal balance thereof is reduced to zero;

xii)    To the M-6 Certificates until the principal balance thereof is reduced to zero;

xiii)   To the M-7 Certificates until the principal balance thereof is reduced to zero;

xiv)   To the M-8 Certificates until the principal balance thereof is reduced to zero;

xv)    To the M-9 Certificates until the principal balance thereof is reduced to zero;

xvi)   To the M-10 Certificates until the principal balance thereof is reduced to zero;

xvii) To the M-11 Certificates until the principal balance thereof is reduced to zero;

xviii)            Any Principal Distribution amounts remaining undistributed following (i) through (xvii) above will be distributed as Monthly Excess Cashflow, if any, for such Distribution Date.

(B) On each Distribution Date on or after the Stepdown Date and if a Trigger Event is not in effect:

i)         The Group I Principal Distribution Amount will be distributed as follows:

a.        To the Class I-A Certificates, Group I Senior Principal Distribution Amount until the Group I Certificates have been retired.

b.        To the Group II Certificates, the Group II Senior Principal Distribution Amount, to extent not paid in clause (B)(ii)(a) below, according to the payment priority in clause (B)(ii)(a) below.

ii)       The Group II Principal Distribution Amount will be distributed as follows:

a.        To the Class II-A1, Class II-A2 and Class II-A3 Certificates, the Group II Senior Principal Distribution Amount, sequentially, in that order, until the Group II Certificates have been retired.

b.        To the Group I Certificates, the Group I Senior Principal Distribution Amount, to extent not paid in clause (B)(i)(a) above.

iii)      The sum of any remaining Principal Distribution Amounts will be distributed in the following order.

a.        To the Class M-1 Certificates until it reaches a 24.80% Target Credit Enhancement Percentage (based on 2x the Class M-1 Initial Credit Enhancement Percentage);

b.        To the Class M-2 Certificates until it reaches a 19.70% Target Credit Enhancement Percentage (based on 2x the Class M-2 Initial Credit Enhancement Percentage);

c.        To the Class M-3 Certificates until it reaches a 16.20% Target Credit Enhancement Percentage (based on 2x the Class M-3 Initial Credit Enhancement Percentage);

d.        To the Class M-4 Certificates until it reaches a 13.60% Target Credit Enhancement Percentage (based on 2x the Class M-4 Initial Credit Enhancement Percentage);

e.        To the Class M-5 Certificates until it reaches a  11.20% Target Credit Enhancement Percentage (based on 2x the Class M-5 Initial Credit Enhancement Percentage);

f.         To the Class M-6 Certificates until it reaches a  9.20% Target Credit Enhancement Percentage (based on 2x the Class M-6 Initial Credit Enhancement Percentage);

g.        To the Class M-7 Certificates until it reaches a  7.20% Target Credit Enhancement Percentage (based on 2x the Class M-7 Initial Credit Enhancement Percentage);

h.        To the Class M-8 Certificates until it reaches a  5.60% Target Credit Enhancement Percentage (based on 2x the Class M-8 Initial Credit Enhancement Percentage);

i.         To the Class M-9 Certificates until it reaches a  4.10% Target Credit Enhancement Percentage (based on 2x the Class M-9 Initial Credit Enhancement Percentage);

j.         To the Class M-10 Certificates, until it reaches a 2.10% Target Credit Enhancement Percentage (based on 2x the Class M-10 Initial Credit Enhancement Percentage);

k.        To the Class M-11 Certificates, until it reaches a 1.00% Target Credit Enhancement Percentage (based on 2x the Class M-11 Initial Credit Enhancement Percentage); and

l.         Any Principal Distribution Amounts remaining undistributed following (a) through (k) above will be distributed as Excess Cashflow, if any, for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

III.            Monthly Excess Cashflow:

i)         As principal to the Certificates to replenish or maintain the Overcollateralized Amount as described under Principal Distribution above;

ii)       Pro-rata to the Class A Certificates, in an amount equal to unpaid interest;

iii)      To the Class M-1 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

iv)      To the Class M-2 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

v)       To the Class M-3 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

vi)      To the Class M-4 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

vii)    To the Class M-5 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

viii)   To the Class M-6 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

ix)      To the Class M-7 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

x)       To the Class M-8 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

xi)      To the Class M-9 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

xii)    To the Class M-10 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

xiii)   To the Class M-11 Certificates, an amount equal to unpaid interest, then any unpaid applied Realized Loss amounts;

xiv)   Any funds remaining after distributions described in (i) through (xiii) above will be distributed to pay any related Net WAC Rate Carryover Amounts as follows: first to the Class A Certificates, pro rata, based on the respective Net WAC Rate Carryover Amount, then to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class M-7 Certificates, then to the Class M-8 Certificates, then to the Class M-9 Certificates, then to the Class M-10 Certificates and lastly to the Class M-11 Certificates.

xv)    To the Swap Counterparty, any Swap Termination Payment due to a Swap Counterparty trigger event.

xvi)   Any remaining funds will be distributed to the holders of the non-offered classes of certificates as further described in the pooling agreement.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Weighted Average Life Tables

Class II-A1 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	17.09	1.63	1.23	1.00	0.84	0.73
MDUR (yr)	12.08	1.56	1.19	0.97	0.82	0.71
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	306	36	26	22	18	16

Class II-A1 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	17.09	1.63	1.23	1.00	0.84	0.73
MDUR (yr)	12.08	1.56	1.19	0.97	0.82	0.71
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	306	36	26	22	18	16

Class II-A2 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	28.92	6.19	4.12	3.00	2.22	1.86
MDUR (yr)	17.23	5.37	3.74	2.80	2.11	1.78
First Prin Pay	306	36	26	22	18	16
Last Prin Pay	360	148	98	72	55	30

Class II-A2 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	28.92	6.20	4.12	3.00	2.22	1.86
MDUR (yr)	17.23	5.38	3.74	2.80	2.11	1.78
First Prin Pay	306	36	26	22	18	16
Last Prin Pay	360	155	102	75	57	30

Class II-A3 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.97	12.30	8.13	5.97	4.55	2.66
MDUR (yr)	17.31	9.65	6.90	5.28	4.14	2.51
First Prin Pay	360	148	98	72	55	30
Last Prin Pay	360	148	98	72	55	35

Class II-A3 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.97	17.23	11.46	8.33	6.36	2.66
MDUR (yr)	17.31	12.25	9.06	6.99	5.55	2.51
First Prin Pay	360	155	102	75	57	30
Last Prin Pay	360	311	214	157	120	35

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Weighted Average Life Tables

Class M-1 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.41	4.33	4.18	3.47
MDUR (yr)	16.98	6.74	4.77	3.93	3.82	3.21
First Prin Pay	332	49	38	42	47	36
Last Prin Pay	360	148	98	72	55	44

Class M-1 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.90	5.94	4.71	4.47	5.52
MDUR (yr)	16.98	7.16	5.11	4.21	4.05	4.86
First Prin Pay	332	49	38	42	47	36
Last Prin Pay	360	251	170	124	95	96

Class M-2 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.41	4.27	3.94	3.63
MDUR (yr)	16.94	6.73	4.76	3.88	3.61	3.35
First Prin Pay	332	49	37	40	44	44
Last Prin Pay	360	148	98	72	55	44

Class M-2 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.86	5.90	4.62	4.22	4.84
MDUR (yr)	16.94	7.13	5.09	4.14	3.83	4.36
First Prin Pay	332	49	37	40	44	52
Last Prin Pay	360	240	161	117	90	70

Class M-3 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.40	4.24	3.80	3.63
MDUR (yr)	16.90	6.72	4.75	3.84	3.49	3.35
First Prin Pay	332	49	37	39	42	44
Last Prin Pay	360	148	98	72	55	44

Class M-3 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.81	5.86	4.56	4.06	4.22
MDUR (yr)	16.90	7.10	5.06	4.09	3.70	3.85
First Prin Pay	332	49	37	39	42	47
Last Prin Pay	360	227	152	110	84	66

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Weighted Average Life Tables

Class M-4 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.40	4.21	3.73	3.63
MDUR (yr)	16.69	6.69	4.74	3.81	3.42	3.35
First Prin Pay	332	49	37	39	41	44
Last Prin Pay	360	148	98	72	55	44

Class M-4 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.75	5.83	4.51	3.96	3.94
MDUR (yr)	16.69	7.04	5.02	4.03	3.61	3.60
First Prin Pay	332	49	37	39	41	45
Last Prin Pay	360	216	144	105	80	63

Class M-5 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.40	4.20	3.67	3.61
MDUR (yr)	16.63	6.68	4.73	3.80	3.37	3.32
First Prin Pay	332	49	37	38	40	43
Last Prin Pay	360	148	98	72	55	44

Class M-5 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.69	5.78	4.46	3.88	3.76
MDUR (yr)	16.63	7.00	4.99	3.99	3.54	3.45
First Prin Pay	332	49	37	38	40	43
Last Prin Pay	360	206	137	100	76	60

Class M-6 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.40	4.18	3.63	3.50
MDUR (yr)	16.46	6.66	4.72	3.77	3.33	3.23
First Prin Pay	332	49	37	38	39	41
Last Prin Pay	360	148	98	72	55	44

Class M-6 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.60	5.72	4.40	3.81	3.63
MDUR (yr)	16.46	6.93	4.94	3.94	3.47	3.33
First Prin Pay	332	49	37	38	39	41
Last Prin Pay	360	195	129	94	72	56

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Weighted Average Life Tables

Class M-7 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.40	4.18	3.60	3.41
MDUR (yr)	15.50	6.51	4.64	3.72	3.27	3.12
First Prin Pay	332	49	37	38	39	40
Last Prin Pay	360	148	98	72	55	44

Class M-7 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.48	5.64	4.34	3.73	3.50
MDUR (yr)	15.50	6.70	4.80	3.84	3.37	3.19
First Prin Pay	332	49	37	38	39	40
Last Prin Pay	360	183	121	88	68	53

Class M-8 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.12	5.40	4.16	3.56	3.35
MDUR (yr)	15.24	6.46	4.62	3.69	3.22	3.05
First Prin Pay	332	49	37	37	38	39
Last Prin Pay	360	148	98	72	55	44

Class M-8 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.31	5.53	4.24	3.63	3.38
MDUR (yr)	15.24	6.57	4.70	3.75	3.27	3.08
First Prin Pay	332	49	37	37	38	39
Last Prin Pay	360	169	112	81	62	49

Class M-9 to Call
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.04	5.35	4.11	3.52	3.26
MDUR (yr)	14.49	6.30	4.52	3.61	3.16	2.96
First Prin Pay	332	49	37	37	38	38
Last Prin Pay	360	148	98	72	55	44

Class M-9 to Maturity
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	8.06	5.36	4.11	3.53	3.26
MDUR (yr)	14.49	6.31	4.53	3.61	3.17	2.96
First Prin Pay	332	49	37	37	38	38
Last Prin Pay	360	154	102	74	57	45

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Weighted Average Life Tables

Class M-10 to Call**
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	7.42	4.94	3.81	3.27	3.11
MDUR (yr)	12.32	5.54	4.00	3.22	2.82	2.70
First Prin Pay	332	49	37	37	37	37
Last Prin Pay	360	135	89	65	50	39
** Price 87.32976
Class M-10 to Maturity**
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.67	7.42	4.94	3.81	3.27	3.11
MDUR (yr)	12.32	5.54	4.00	3.22	2.82	2.70
First Prin Pay	332	49	37	37	37	37
Last Prin Pay	360	135	89	65	50	39
** Price 87.32976
Class M-11 to Call**
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.40	5.68	3.83	3.17	3.05	3.05
MDUR (yr)	11.42	4.40	3.15	2.67	2.58	2.58
First Prin Pay	332	49	37	37	37	37
Last Prin Pay	360	94	63	46	37	37
**Price 78.29919
Class M-11 to Maturity**
% Prepayment Assumption	0%	50%	75%	100%	125%	150%
WAL (yr)	29.40	5.68	3.83	3.17	3.05	3.05
MDUR (yr)	11.42	4.40	3.15	2.67	2.58	2.58
First Prin Pay	332	49	37	37	37	37
Last Prin Pay	360	94	63	46	37	37

**Price 78.29919

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Effective Available Funds Schedule for Group I Certificates
Assumptions to Optional Termination
Period	Max Cap Rate (1)(2) (%)	Period	Max Cap Rate (1)(2) (%)	Period	Max Cap Rate (1)(2) (%)
1	10.93	31	14.68	61	11.83
2	21.73	32	13.97	62	12.24
3	21.31	33	14.07	63	11.85
4	21.07	34	13.71	64	12.25
5	20.71	35	13.96	65	11.87
6	20.47	36	14.45	66	11.88
7	20.54	37	14.33	67	13.17
8	20.09	38	14.51	68	11.90
9	20.03	39	14.12	69	12.31
10	19.84	40	14.32	70	11.93
11	19.85	41	14.01	71	12.34
12	19.71	42	14.73	72	11.96
13	19.65	43	15.68	73	11.97
14	19.69	44	14.56	74	12.39
15	19.54	45	14.80	75	12.00
16	19.58	46	14.39	76	12.42
17	19.43	47	14.71	77	12.04
18	19.38	48	15.11	78	12.06
19	19.63	49	15.04	79	12.91
20	19.27	50	15.33	80	12.10
21	19.31	51	14.90	81	12.52
22	19.16	52	15.19	82	12.14
23	19.26	53	14.83	83	12.57
24	20.45	54	14.80	84	12.19
25	16.33	55	15.91
26	15.69	56	14.67
27	14.77	57	14.98
28	14.53	58	14.56
29	13.95	59	14.88
30	14.42	60	14.47

(1)     Assumes 1mLIBOR and 6mLIBOR of 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(2)     Includes net swap payments and receipts.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Effective Available Funds Schedule for Group II Certificates
Assumptions to Optional Termination
Period	Max Cap Rate (1)(2) (%)	Period	Max Cap Rate (1)(2) (%)	Period	Max Cap Rate (1)(2) (%)
1	10.88	31	14.75	61	12.05
2	21.70	32	14.03	62	12.46
3	21.28	33	14.14	63	12.07
4	21.05	34	13.77	64	12.49
5	20.69	35	14.54	65	12.10
6	20.45	36	14.54	66	12.11
7	20.51	37	14.42	67	13.43
8	20.07	38	14.61	68	12.14
9	20.01	39	14.21	69	12.56
10	19.82	40	14.41	70	12.17
11	19.83	41	14.59	71	12.59
12	19.69	42	14.86	72	12.21
13	19.63	43	15.83	73	12.22
14	19.67	44	14.69	74	12.65
15	19.52	45	14.94	75	12.26
16	19.56	46	14.53	76	12.69
17	19.41	47	15.37	77	12.30
18	19.36	48	15.29	78	12.33
19	19.60	49	15.22	79	13.20
20	19.25	50	15.51	80	12.37
21	19.29	51	15.08	81	12.81
22	19.14	52	15.38	82	12.42
23	20.25	53	15.03	83	12.87
24	20.46	54	15.00	84	12.48
25	16.35	55	16.13
26	15.71	56	14.88
27	14.79	57	15.20
28	14.56	58	14.77
29	14.47	59	15.10
30	14.48	60	14.69

(1)     Assumes 1mLIBOR and 6mLIBOR of 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(2)     Includes net swap payments and receipts.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Effective Available Funds Schedule for Subordinate Certificates
Assumptions to Optional Termination
Period	Max Cap Rate (1)(2) (%)	Period	Max Cap Rate (1)(2) (%)	Period	Max Cap Rate (1)(2) (%)
1	10.90	31	14.72	61	11.95
2	21.72	32	14.00	62	12.36
3	21.29	33	14.11	63	11.97
4	21.06	34	13.74	64	12.38
5	20.70	35	14.27	65	11.99
6	20.46	36	14.49	66	12.00
7	20.52	37	14.38	67	13.30
8	20.08	38	14.56	68	12.03
9	20.02	39	14.17	69	12.44
10	19.83	40	14.37	70	12.05
11	19.84	41	14.32	71	12.47
12	19.70	42	14.80	72	12.09
13	19.64	43	15.76	73	12.10
14	19.68	44	14.63	74	12.52
15	19.53	45	14.87	75	12.14
16	19.57	46	14.46	76	12.56
17	19.42	47	15.06	77	12.18
18	19.37	48	15.21	78	12.20
19	19.61	49	15.13	79	13.06
20	19.26	50	15.42	80	12.24
21	19.30	51	14.99	81	12.67
22	19.15	52	15.29	82	12.29
23	19.79	53	14.93	83	12.72
24	20.46	54	14.90	84	12.34
25	16.34	55	16.03
26	15.70	56	14.78
27	14.78	57	15.09
28	14.54	58	14.67
29	14.23	59	14.99
30	14.46	60	14.58

(1)     Assumes 1mLIBOR and 6mLIBOR of 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(2)     Includes net swap payments and receipts.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

EXCESS SPREAD (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)
1	3.6200	4.0400	4.1525	4.1525	45	4.5719	4.6289	4.2815	4.0884
2	3.8304	4.1546	1.7848	1.7796	46	4.5778	4.6337	4.1826	3.9560
3	3.9822	4.2367	1.7855	1.7679	47	4.5832	4.6381	4.2943	4.0939
4	4.0562	4.3024	1.8171	1.7880	48	4.5879	4.6424	4.1945	3.9787
5	4.2805	4.3496	1.8093	1.7516	49	4.5921	4.6464	4.2005	3.9766
6	4.2692	4.3659	1.8222	1.7551	50	4.5962	4.6504	4.3138	4.1071
7	4.2962	4.3933	1.9040	1.8325	51	4.6002	4.6543	4.2127	3.9731
8	4.3141	4.4228	1.8346	1.7454	52	4.6041	4.6581	4.3270	4.1053
9	4.3697	4.4554	1.8657	1.7656	53	4.6080	4.6619	4.2252	3.9785
10	4.3344	4.4842	1.8398	1.7361	54	4.6118	4.6656	4.2316	3.9908
11	4.3768	4.5239	1.8693	1.7593	55	4.6155	4.6692	4.5654	4.3960
12	4.4302	4.5608	1.8410	1.7179	56	4.6192	4.6728	4.2446	3.9897
13	4.4703	4.5923	1.8394	1.7069	57	4.6228	4.6764	4.3610	4.1258
14	4.5063	4.6199	1.8687	1.7318	58	4.6263	4.6802	4.2580	3.9896
15	4.5391	4.6435	1.8358	1.6857	59	4.6298	4.6841	4.3799	4.1401
16	4.5685	4.6627	1.8660	1.7127	60	4.6332	4.6884	4.2874	4.0302
17	4.5941	4.6773	1.8317	1.6657	61	4.6366	4.6932	4.4064	3.9750
18	4.6156	4.6869	1.8297	1.6573	62	4.6404	4.6986	4.5410	4.1392
19	4.6328	4.6911	1.9295	1.7679	63	4.6447	4.7046	4.4161	3.9778
20	4.6451	4.6898	1.8248	1.6396	64	4.6497	4.7113	4.5507	4.1410
21	4.6524	4.6835	1.8575	1.6733	65	4.6552	4.7186	4.4267	3.9909
22	4.6543	4.6730	1.8193	1.6248	66	4.6613	4.7267	4.4320	4.0131
23	4.6505	4.6591	2.4338	2.2563	67	4.6682	4.7356	4.8230	4.4983
24	4.6405	4.6431	3.4986	3.3345	68	4.6757	4.7453	4.4420	4.0103
25	4.6252	4.6261	3.6680	3.2371	69	4.6840	4.7555	4.5755	4.1704
26	4.6080	4.6093	3.7696	3.3102	70	4.6930	4.7661	4.4529	4.0060
27	4.5903	4.5936	3.7091	3.1972	71	4.7029	4.7767	4.5864	4.1839
28	4.5728	4.5793	3.8020	3.2911	72	4.7136	4.7872	4.4649	4.0526
29	4.5560	4.5672	3.8541	3.4334	73	4.7250	4.7971	4.1587	3.7364
30	4.5404	4.5577	3.9553	3.7681	74	4.7359	4.8063	4.3026	3.9058
31	4.5266	4.5515	4.1498	3.9962	75	4.7462	4.8147	4.1722	3.7316
32	4.5151	4.5489	3.9584	3.7612	76	4.7557	4.8221	4.3178	3.9046
33	4.5065	4.5497	4.0551	3.8752	77	4.7643	4.8286	4.1913	3.7523
34	4.5014	4.5533	3.9519	3.7490	78	4.7722	4.8341	4.2015	3.7825
35	4.5003	4.5592	4.1045	3.9534	79	4.7791	4.8385	4.4822	4.1302
36	4.5037	4.5666	4.0239	3.8676	80	4.7850	4.8419	4.2233	3.7949
37	4.5113	4.5747	4.0188	3.8502	81	4.7900	4.8444	4.3689	3.9737
38	4.5197	4.5828	4.1869	4.0270	82	4.7938	4.8464	4.2466	3.8134
39	4.5280	4.5906	4.1107	3.9171	83	4.7966	4.8481	4.3917	4.0002
40	4.5361	4.5980	4.2281	4.0448	84	4.7982	4.8498	4.2710	3.8523
41	4.5439	4.6051	4.1372	3.9364
42	4.5515	4.6118	4.1488	3.9635
43	4.5587	4.6180	4.4718	4.3450
44	4.5655	4.6237	4.1705	3.9638

(1)     Assumes the Pricing Prepayment Speed.

(2)     Calculated as (a) the sum of (i) interest collections on the collateral (net of the Servicing Fee) (ii) any net swap payments less (b) total interest on the Certificates divided by the aggregate stated principal balance of the Mortgage Loan as of the beginning period, multiplied by 12.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

BREAKEVEN LOSSES

Class	M-1	M-2	M-3	M-4	M-5	M-6

Loss Severity	40%	40%	40%	40%	40%	40%
Default	19.3	15.7	13.5	11.9	10.5	9.3
Collateral Loss	16.0%	13.7%	12.2%	11.0%	10.0%	9.0%

Loss Severity	50%	50%	50%	50%	50%	50%
Default	14.8	12.2	10.5	9.3	8.2	7.4
Collateral Loss	16.4%	14.1%	12.5%	11.3%	10.1%	9.3%

Loss Severity	60%	60%	60%	60%	60%	60%
Default	12.0	10.0	8.6	7.7	6.8	6.1
Collateral Loss	16.7%	14.4%	12.6%	11.5%	10.3%	9.4%

Class	M-7	M-8	M-9	M-10	M-11

Loss Severity	40%	40%	40%	40%	40%
Default	8.1	7.3	6.4	5.3	4.3
Collateral Loss	8.0%	7.3%	6.5%	5.5%	4.5%

Loss Severity	50%	50%	50%	50%	50%
Default	6.5	5.8	5.1	4.2	3.4
Collateral Loss	8.3%	7.5%	6.6%	5.6%	4.6%

Loss Severity	60%	60%	60%	60%	60%
Default	5.4	4.8	4.2	3.5	2.8
Collateral Loss	8.4%	7.5%	6.7%	5.6%	4.6%

Assumptions
Forward LIBOR
12 Month Delay
Delinquency Trigger Failing
Run to maturity
100% Principal and Interest Advanced
Run at pricing speed

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in athe light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

FOR ADDITIONAL INFORMATION PLEASE CALL:

Lehman Brothers Inc.

Residential Mortgage Finance

Diane Rinnovatore	(212) 526-5460
Matt Lewis	(212) 526-7447
Scott Stimpfel	(212) 526-5689
MBS Structuring
Dennis Tsyba	(212) 526-1102

Syndicate

Kevin White	(212) 526-9519
Dan Covello	(212) 526-9519
Paul Tedeschi	(212) 526-9519
Patrick Quinn	(212) 526-9519

Rating Agencies

Moody’s
Debashish Chatterjee	(212) 553-1329
Standard & Poor’s
Mark Goldenberg	(212) 438-1641
Fitch
Tiffany Yamaoka	(212) 908-0656